UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2005

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	000-30646	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principle Officers.

Effective as of January 3, 2006, Lou Frey, Jr. resigned as a Director of Industrial Enterprises of America, Inc., a Nevada corporation (the “Company”). As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 17, 2005, the Company’s Board of Directors appointed Scott Margulis as a new Director of the Company, effective as of October 14, 2005. Mr. Margulis will serve as a Director until the next annual meeting of stockholders or thereafter until his successor is chosen and qualified

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.

As previously disclosed on a Current Report on Form 8-K filed with the SEC on February 22, 2005, the Company issued a press release on such date announcing that the Company’s Board of Directors had authorized the payment of a stock dividend (the “Dividend”) to stockholders of record as of the close of business on March 9, 2005 and May 9, 2005 (the “Company Stockholders”). The Company filed Amendment No. 1 in order to disclose further details regarding the Dividend on April 22, 2005. This Amendment No. 2 is being filed by the Company to disclose that as of January 3, 2006, the Board of Directors determined to revoke the Dividend.

On May 19, 2005, the Company intended to allocate one share of common stock, par value $.001 per share (the “Power3 Shares”), of Power3 Medical Products, Inc., a New York corporation (“Power3”), to the Company Stockholders for every block of ten shares of common stock, par value $.001 per share, of the Company (the “Company Shares”) held by each such Company Stockholder. As previously disclosed, effective as of May 18, 2004, the Company sold to Power3 all of the Company’s assets in consideration for fifteen million (15,000,000) Power3 Shares.

The payment of dividends rests within the discretion of the Board of Directors and the Board determined to revoke such Dividend because (i) the Power3 Shares held by the Company are not registered under the Securities Act of 1933, as amended, and are therefore restricted securities; (ii) an applicable exemption from such registration with respect to the Dividend is not currently available to the Company; and (iii) as the Company has detailed in prior releases, Power3 has not lifted the restrictions off of the Power3 Shares in a timely manner.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

January 9, 2006
By:    /s/ John Mazzuto
John Mazzuto, Chief Financial
Officer, President, Chief Executive Officer